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                                                                 EXHIBIT 23.3(b)

                         Consent of Independent Auditors



We consent to the incorporation by reference in this Post-Effective Amendment Number 1 on Form S-8 Registration Statement of Williams Communications Group, Inc. of our report dated March 26, 1999 appearing in the Registration Statement No. 333-76007 on Form S-1 and all amendments thereto, for an initial public offering of common stock.



                                                  /s/ DELOITTE & TOUCHE LLP


                                                  DELOITTE & TOUCHE LLP


Toronto, Ontario
November 5, 1999